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                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D. C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported) June 12, 1998


                               Apparel America, Inc.


               (Exact name of registrant as specified in its charter)



           Delaware                     0-4954                 13-2648900
----------------------------   ------------------------    -------------------
(State of other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)



                                 1175 State Street
                            New Haven, Connecticut 06511
              (Address of principal executive offices)     (zip code)



        Registrant's telephone number, including area code:  (203) 777-5531


                                        N/A

           (Former name or former address, if changed since last report)




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Item 2.   Acquisition or Disposition of Assets

          On June 11, 1998, above Registrant entered into an agreement with R.R. Swimwear, Inc., a wholly owned subsidiary of Maxine of Hollywood, Inc., for the sale of certain inventory of the Registrant, as well as certain machinery and equipment and the exclusive license to use its trademarks.



Item 3.        Bankruptcy or Receivership

          The Registrant commenced a proceeding under Chapter 11 of the Bankruptcy Code on June 12, 1998, to implement the transaction referred to under
Item 2 above, subject to higher or better offer, which may be made in a hearing before the Bankruptcy Court to consider such sale.


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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     Apparel America, Inc.
                                     ------------------------------------------
                                     (Registrant)




Date:  June 17, 1998                 /S/ Frederick M. D'Amato
     -----------------               ------------------------------------------
                                     Frederick M. D'Amato, Vice President,
                                     Finance both on behalf of the Registrant
                                     and as its Principal Financial Officer